Listing expenses (Details Narrative)	12 Months Ended
Dec. 31, 2021
H L Shareholders [Member]
IfrsStatementLineItems [Line Items]
Share listing expense, description	Company issued shares and warrants with a fair value of €194.2 million to HL shareholders, comprised of the fair value of the Company’s shares that were issued to HL shareholders of $23.96 (€19.77) per share, as well as the fair value of the Company’s tradeable warrants of $8.11 (€6.69) and non-tradeable warrants of $7.71 (€6.36) per warrant (price of HL shares and warrants at the acquisition date). In exchange, the Company received the identifiable net assets held by HL Acquisitions, which had a fair value upon closing of €44.4 million. The excess of the fair value of the equity instruments issued over the fair value of the identified net assets received, represents a non-cash expense in accordance with IFRS 2. This one-time expense as a result of the Transaction, in the amount of €149.4 million, was recognised as a share listing expense presented as part of the financial result within the Consolidated Statement of Profit or Loss.
P I P E Investors [Member]
IfrsStatementLineItems [Line Items]
Share listing expense, description	Company also incurred share listing expenses of €27.7 million relating to the PIPE investors. Without the PIPE investors the Transaction would not have proceeded. The fair value of the equity instruments issued to the PIPE investors was €48.4 million. In exchange, the Company received cash of $25.0 million (€20.7 million). The excess of the fair value of equity instruments issued over the cash acquired of €27.7 million has also been recorded as a non-cash IFRS 2 expense.